Exhibit 10.2

CAPITAL ONE, NATIONAL ASSOCIATION

275 BROADHOLLOW ROAD

MELVILLE, NEW YORK 11747

October 29, 2014

Newtek Business Services, Inc.

212 W. 35th Street

New York, NY 10001

Attention: Barry Sloane, Chief Executive Officer

Re:	Third Amended and Restated Loan Agreement dated the date hereof between

Capital One, National Association, Newtek Small Business Finance, Inc.

Ladies and Gentlemen:

Reference is made to the referenced Third Amended and Restated Loan and Security Agreement dated the date hereof (the “Credit Agreement”) between Capital One, National Association (the “Lender”) and Newtek Small Business Finance, Inc. (the “Borrower”). Reference is also made to the Amended and Restated Guaranty of Payment and Performance dated as of June 16, 2011 (as amended to date, the “Guaranty”) of Newtek Business Services, Inc. (the “Guarantor”) in favor of Lender, and the Amended and Restated Security Agreement dated as of June 16, 2011 (as amended to date, the “Security Agreement”) between the Guarantor and Lender. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Capital One, National Association and the Borrower are entering into the Credit Agreement on the date hereof. In connection therewith Lender and the Guarantor desire to make certain amendments to, and to confirm certain agreements with regard to, the Guaranty and the Security Agreement.

Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender and the Borrower hereby agree as follows:

1.	Amendments.

(a) Section 29 of the Guaranty is hereby deleted in its entirety, and Section 13 of the Guaranty is hereby amended and restated to read as follows:

“13. Representations and Covenants in Related Agreements. The representations and warranties set forth in Section 3 of the Parent Credit Agreement, each of which is hereby incorporated herein by reference, are true and correct in all material respects (or in any respect if such representation, warranty, certification or statement is by its terms already qualified as to materiality), and the Lender shall be entitled to rely on each of them as if they were fully set forth herein. In addition, the Guarantor shall take, or shall refrain from taking, as the case may be, and will cause each other Credit Party and each of its and their respective Subsidiaries to take, or refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Default or Event of Default, or Parent Default or Parent Event of Default, is caused by the failure to take such action or to refrain from taking such action by the Guarantor, the other Credit Parties and their respective Subsidiaries. Without limiting the generality of the foregoing, each Grantor agrees to comply with the covenants set forth in Sections 5 and 6 of the Parent Credit Agreement and Sections 5 and 6 of the Parent Guarantee and Security Agreement (regardless of whether any such agreement may be terminated or of no force or effect prior to the termination of this Agreement), each of which is hereby incorporated herein by reference.”

For purposes of this Section 13, the following terms shall have the meanings set forth below:

“Parent Credit Agreement” shall mean the Credit Agreement dated as of June 26, 2014 between the Guarantor and the Lender, as the same may be amended, modified, supplemented, renewed, or restated from time to time.

“Parent Default” shall mean a Default as such term is defined in the Parent Credit Agreement.

“Parent Event of Default” shall mean an Event of Default as such term is defined in the Parent Credit Agreement.

“Parent Guarantee and Security Agreement” shall mean the Guarantee and Security Agreement dated as of June 26, 2014 among the Guarantor, the other Credit Parties party thereto and the Lender, as the same may be amended, modified, supplemented, renewed, or restated from time to time.

(b) Section 4.10 of the Security Agreement is hereby amended and restated to read as follows:

4.10 Payments and Modifications of Subordinated Debt. The Guarantor will not, and will not permit the Borrower, other Credit Party, any Affiliate, any holder of any equity or other ownership interest in the Guarantor, the Borrower, any other Credit Party, or any other Person to: (a) declare, pay, make or set aside any amount for payment in respect of, (b) amend, modify or restate any of the terms of, or (c) enter into any refinancing of any Subordinated Debt without the prior written consent of Lender, which may be given or withheld in its sole and absolute discretion, except to the extent expressly permitted by the applicable Subordination Documents (as defined in the Loan Agreement). For purposes of this Section 4.10, the term “Subordinated Debt” shall mean any Indebtedness of the Guarantor which is subordinated pursuant to Subordination Documents.

(c) From and after the date hereof, each reference to the Guaranty in the Credit Agreement and the Loan Documents shall mean the Guaranty as amended by this letter agreement.

2.	Miscellaneous.

(a) Representations and Warranties; Release. The Guarantor hereby represents and warrants that, both immediately before and after giving effect to the amendments set forth in Section 1 above (the “Amendments”) and to the execution, delivery and performance of the Credit Agreement and all other amendments and modifications made on the date hereof to the other Loan Documents: (a) the Loan Documents to which it is a party constitute legal, valid and binding obligations of the Guarantor, are enforceable against the Guarantor in accordance with their respective terms; (b) the Guarantor hereby reaffirms all covenants, representations and warranties made by it in the Loan Documents to which it is a party and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this letter agreement, except to the extent that any such representation or warranty relates to a specific date, in which case such representation or warranty shall be true and correct as of such earlier date; and (c) no Default or Event of Default or Parent Default or Event of Default has occurred and is continuing. In addition, to induce the Lender to execute and deliver this letter agreement, the Guarantor represents and warrants that as of the date of its execution of this letter agreement, there are no claims or offsets against, or rights of recoupment with respect to, or defenses or counterclaims to its obligations under, the Loan Documents, and, in accordance therewith, the Guarantor hereby waives any and all such claims, offsets, rights of recoupment, defenses or counterclaims, whether known or unknown, arising prior to the date of this letter agreement, and releases and discharges the Lender and its officers, directors, employees, agents, stockholders, affiliates and attorneys (collectively, the “Released Parties”) from any and all obligations, indebtedness, liabilities, claims, rights, causes of action or demands whatsoever, whether known or unknown, suspected or unsuspected, in law or equity, which the Guarantor ever had or now has against the Released Parties, or any of them, arising prior to the date hereof and from, arising out of, or relating to Loan Documents and the transactions contemplated thereby.

(b) Effect on the Loan Documents. Except as amended hereby, the Guaranty and the Security Agreement each shall remain in full force and effect in accordance with its terms, and is hereby ratified, confirmed and reapproved as of the date hereof and, without limiting the generality of the foregoing, the Guarantor hereby ratifies and reaffirms all of its payment, performance and other obligations, contingent or otherwise, under the Guaranty and all of its obligations, contingent or otherwise, in the Security Agreement, ratifies, confirms and approves its prior assignments and grants of all liens and security interests in and to its properties and assets under the Security Agreement and otherwise, and acknowledges and agrees that each of the Guaranty and the Security Agreement remains in full force and effect and is hereby ratified, confirmed and reapproved as of the date hereof in accordance with their respective terms. The execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of the Lender, or any Default or Event of Default under the Loan Documents, nor constitute a consent to or waiver of any departure from or non-compliance with any provision of the Loan Documents. This letter agreement shall be deemed to be a Loan Document under the Loan Documents. Any breach or default in, or any non-compliance with, any of the terms and conditions of this letter agreement by the Guarantor shall constitute an Event of Default under the Loan Documents without notice or lapse of time or both, and the Lender shall thereafter have the right to exercise all of its rights and remedies thereunder or under applicable law.

(c) Governing Law. This letter agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles that would defer to the laws of a jurisdiction other than the State of New York.

(d) Headings. Section headings in this letter agreement are included herein for convenience of reference only and shall not constitute a part of this letter agreement for any other purpose.

(e) Counterparts; Facsimile or Electronic Transmission. This letter agreement may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or other electronic transmission shall be deemed to be an original signature hereto.

(f) Severability. In case any provision of or obligation under this letter agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

Please acknowledge your agreement to the forgoing by signing this letter agreement below in the space indicated and returning it to the undersigned.

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Signature Page to Amendment to Guaranty and Security Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Patrick J. McCarthy
Name:	Patrick J. McCarthy
Title:	Vice President

AGREED:

NEWTEK BUSINESS SERVICES, INC.

By:	/s/ Barry Sloane
Name:	Barry Sloane
Title:	Chief Executive Officer

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